UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2013

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2013, the Board of Directors of Cliffs Natural Resources Inc. (the “Company”) approved the Third Amended Articles of Incorporation (the “Third Amended Articles”), which are attached hereto as Exhibit 3.1 and incorporated herein by reference. On May 13, 2013, the Company filed the Third Amended Articles with the Secretary of State of the State of Ohio (“Ohio Secretary of State”). The Third Amended Articles consolidate all amendments previously on file with the Ohio Secretary of State inclusive of the Second Amended Articles of Incorporation (filed July 13, 2010) through the Certificate of Amendment to the Second Amended Articles of Incorporation (filed on February 20, 2013).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders of the Company was held on May 7, 2013. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below:

As of March 8, 2013, there were outstanding and entitled to vote at the Annual Meeting 153,095,713 common shares and 29,250,000 depositary shares, each of which represents 1/40th of a share of our 7.00% Series A Mandatory Convertible Preferred Stock, Class A (“preferred shares”), and each common share and each preferred share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 125,143,713 common shares and preferred shares representing more than a majority of the voting power and constituting a quorum.

At the meeting, the shareholders voted on the following items:

Proposal No. 1 – Election of Ten Directors

The following nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2014 annual meeting of shareholders.

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Joseph A. Carrabba	64,036,936	27,279,275	1,285,720	32,828,356
Susan M. Cunningham	66,024,123	26,070,059	507,749	32,828,356
Barry J. Eldridge	66,031,080	26,067,795	503,056	32,828,356
Andrés R. Gluski	81,948,705	10,138,997	514,229	32,828,356
Susan M. Green	65,796,722	26,290,456	514,753	32,828,356
Janice K. Henry	82,066,004	10,026,070	509,857	32,828,356
James F. Kirsch	82,092,948	9,990,562	518,421	32,828,356
Francis R. McAllister	65,674,801	26,414,565	512,565	32,828,356
Richard K. Riederer	65,133,833	26,951,450	516,648	32,828,356
Timothy W. Sullivan	82,154,833	9,938,290	508,808	32,828,356

Proposal No. 2 – Amendment to the Company’s Second Amended Articles of Incorporation to adopt majority voting in uncontested director elections.

While this proposal received an affirmative vote of more than a majority of the shares outstanding as of the record date, because this proposal was conditional upon the passage of Proposals 3 and 4, this proposal did not pass. The voting results for Proposal No. 2 were as follows:

FOR	88,260,625
AGAINST	3,560,898
ABSTAIN	780,408
BROKER NON-VOTES	32,828,356

Proposal No. 3 – Amendment to the Company’s Second Amended Articles of Incorporation to eliminate cumulative voting in director elections

This proposal was defeated as it did not receive an affirmative vote of more than a majority of the shares outstanding as of the record date. The voting results for Proposal No. 3 were as follows:

FOR	68,591,226
AGAINST	23,224,674
ABSTAIN	786,031
BROKER NON-VOTES	32,828,356

Proposal No. 4 – Amendment to the Company’s Regulations to allow the Board to amend the Regulations without shareholder approval to the extent permitted under Ohio law

This proposal was defeated as it did not receive an affirmative vote of more than a majority of shares outstanding as of the record date. The voting results were as follows:

FOR	46,418,064
AGAINST	45,376,656
ABSTAIN	807,211
BROKER NON-VOTES	32,828,356

Proposal No. 5 – Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers

This proposal received an affirmative vote of more than a majority of the shares entitled to vote. The voting results were as follows:

FOR	61,388,950
AGAINST	30,436,604
ABSTAIN	776,377
BROKER NON-VOTES	32,828,356

Proposal No. 6 – Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2012

This proposal was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	121,772,207
AGAINST	2,936,288
ABSTAIN	721,792

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

3.1 Third Amended Articles of Incorporation of Cliffs Natural Resources Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

May 13, 2013	By:	/s/ Carolyn E. Cheverine

Name: Carolyn E. Cheverine
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Third Amended Articles of Incorporation of Cliffs Natural Resources Inc.